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(on Country Financial letterhead)


February 27, 2004


As a valued customer, we are pleased to provide you with the annual reports for the investment options offered under your Variable Universal Life Insurance Policy from COUNTRY Investors Life Assurance Company. These reports provide an update on each portfolio's performance as of December 31, 2003. Portfolio performance does not take into account the fees charged under the policy. If those fees had been included, the performance for the portfolios would have been lower.

As always, remember past performance cannot predict or guarantee future returns.

We hope you find the enclosed information helpful. If you have any questions concerning your policy, please do not hesitate to call your registered representative.

We appreciate and value your business and look forward to serving you again in the future.

COUNTRY Investors Life Assurance Company
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